                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[X] Preliminary proxy statement           [  ] Confidential, for Use of the
                                          Commission
[  ] Definitive proxy statement           Only (as permitted by Rule 14a-
                                          6(e)(2))
[  ] Definitive additional materials
[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE HUNTINGTON FUNDS
               (Name of Registrant as Specified in Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X]No fee required.

    [  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

              (1) Title of each class of securities to which transaction applies:

              (2) Aggregate number of securities to which transaction
                  applies:

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

              (5) Total fee paid:

    [  ] Fee paid previously with preliminary materials.

    [  ]   Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              (1) Amount previously paid:

              (2) Form, schedule or registration statement no.:

              (3) Filing party:

              (4) Date filed:

                             THE HUNTINGTON FUNDS

                          Florida Tax-Free Money Fund

                             41 South High Street
                             Columbus, Ohio 43287
                           Telephone: 1-800-253-0412

                               October 15, 1999

Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of the Huntington Florida Tax-Free Money Fund (the "Fund") to be held at the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Wednesday, October 27, 1999, at 10:00 a.m., local time.

  By now you have probably heard about the recent developments involving the Fund's sub-adviser, Countrywide Investments, Inc. (the "Sub-Adviser"), and its parent company, Countrywide Financial Services, Inc. ("CFS"). On August 24, 1999, Fort Washington Investment Advisors, Inc. entered into an agreement to buy all of the stock of CFS from Countrywide Credit Industries, Inc., the parent company of CFS.

  Fort Washington Investment Advisors is part of Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company of Cincinnati, Ohio. Western-Southern Enterprise provides life insurance, annuities, mutual funds, business planning insurance, health insurance, asset management and other related financial services for millions of customers nationwide. Founded in 1888, The Western and Southern Life Insurance Company is a strong organization with solid values, a rich heritage and an exciting future and holds the highest ratings for claims paying ability awarded by three independent insurance rating agencies.

  As a full-service registered investment advisory firm, Fort Washington Investment Advisors offers professional and comprehensive investment management services for foundations and endowments, corporate pension funds, insurance companies, mutual funds, colleges and universities, religious organizations and high net worth individuals. Fort Washington Investment Advisors and its advisory subsidiaries have assets under management exceeding $16 billion.

  We view this transaction as very positive for a number of reasons. Fort Washington and its affiliates will provide the Sub-Adviser with access to its extensive resources. Moreover, it is anticipated that there will be no material change in the investment strategies we employ or investment professionals assigned to the Fund.

  Under the Investment Company Act of 1940, the sub-advisory agreement for the Fund between The Huntington National Bank and the Sub-Adviser will automatically terminate upon the close of the sale of CFS. Accordingly, we are asking you to approve a new sub-advisory agreement. THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE IF YOU APPROVE THE NEW SUB-ADVISORY AGREEMENT.

  The Board of Trustees has given full and careful consideration to this matter and has concluded that the proposal is in the best interests of the Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the proposal.

  Your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy and returning it promptly in the accompanying envelope, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                                          Very truly yours,

                                          Mark Nagle
                                          President

-------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN,
DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

                             THE HUNTINGTON FUNDS
                          Florida Tax-Free Money Fund

                             41 South High Street
                             Columbus, Ohio 43287
                           Telephone: 1-800-253-0412

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT
                        TO BE HELD ON OCTOBER 27, 1999

To the Shareholders:

  You are invited to attend a special meeting of shareholders of the Huntington Florida Tax-Free Money Fund (the "Fund"). The special meeting will be held at the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Wednesday, October 27, 1999, at 10:00 a.m., local time, for the following purposes:

  1. To approve or disapprove a new sub-advisory agreement between The Huntington National Bank and Countrywide Investments, Inc. to become effective upon the closing of the proposed acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. There will be no change in the fees payable to Countrywide Investments, Inc. as a result of approval of the new sub-advisory agreement.

  2. To act on any other matters that may properly come before the special meeting or at any adjournment thereof.

  The accompanying proxy is solicited by the Board of Trustees (the "Trustees") of The Huntington Funds (the "Trust") for voting at the special meeting and at any and all adjournments thereof. This proxy statement was first mailed to shareholders on or about October 15, 1999.

  Only the shareholders of the Fund will vote at the special meeting. The Board of Trustees recommends an affirmative vote on Item 1 by the shareholders of the Fund. The vote required to approve Item 1 is described under the section of this proxy statement entitled "Outstanding Shares and Voting Requirements."

  The Trustees have fixed the close of business on September 21, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the special meeting. Because the proposed new sub-advisory agreement affects both the holders of Investment Shares and the holders of Trust Shares of the Fund on an identical basis, shares of both classes of the Fund will vote together as a single class on Item 1 at the meeting. As of the record date, the aggregate number of Investment Shares and Trust Shares of the Fund issued and outstanding was as follows:

                     Investment Shares     9,439,268.85 shares
                     Trust Shares         23,915,065.05 shares

PRINCIPAL SHAREHOLDERS

  At September 21, 1999, the following persons owned of record or beneficially 5% or more of the outstanding voting shares of the Fund (for this purpose, Investment Shares and Trust Shares have been aggregated, since both classes of each series will vote as a group):

                                                 PERCENT OF COMBINED
NAME AND ADDRESS OF SHAREHOLDER                     SHARES OWNED
-------------------------------                  -------------------
Huntington National Bank
41 South High Street, Columbus, Ohio 43215-6101         99.94%

                       PROPOSAL TO APPROVE OR DISAPPROVE
                          NEW SUB-ADVISORY AGREEMENT

BACKGROUND

  The Fund is advised by The Huntington National Bank ("Huntington"), located at 41 South High Street, Columbus, Ohio 43215, pursuant to an investment advisory agreement approved by the Trustees on October 21, 1998 and by the initial shareholder on January 6, 1999. Under the terms of the investment advisory agreement, subject to the supervision and direction of the Trustees, Huntington is responsible for providing a continuous program for the Fund, including, but not limited to, investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. For its services to the Fund, Huntington receives an annual fee based on the average daily net assets of the Fund of: 0.50% up to $100 million; 0.45% from $100 million to $200 million; 0.40% from $200 million to $300 million; and 0.375% over $300 million.

  Pursuant to a sub-advisory agreement between Huntington and Countrywide Investments, Inc. (the "Sub-Adviser"), the Sub-Adviser assists Huntington in providing advisory services to the Fund.

  Countrywide Financial Services, Inc. ("CFS"), the Sub-Adviser's parent company, is currently owned by Countrywide Credit Industries, Inc. On August 24, 1999, Countrywide Credit Industries, Inc. entered into an agreement to sell all of the stock of CFS to Fort Washington Investment Advisors, Inc. ("Fort Washington"). As a result of this acquisition, the Sub-Adviser will become a wholly-owned, indirect subsidiary of Fort Washington. It is anticipated that the closing will occur on or about November 4, 1999.

  Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control or management of an investment adviser may be deemed an "Assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The acquisition of CFS by Fort Washington constitutes a "change in control" of the Sub-Adviser for purposes of the Investment Company Act and will cause the "assignment" and resulting termination of the current sub-advisory agreement.

THE CURRENT SUB-ADVISORY AGREEMENT

  The Sub-Adviser currently provides investment advisory services to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and Huntington. The current sub-advisory agreement requires the Sub-Adviser to provides to Huntington such investment advice, statistical and other factual information as may from time to time be reasonably requested by Huntington for the Fund. The current sub-advisory agreement was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act, of the Sub-Adviser or the Trust (the "Independent Trustees"), on October 21, 1998, and by the initial shareholder of the Fund on January 6, 1999. Its initial term was two years from the date of effectiveness of the Fund's registration statement on Form N-1A with subsequent renewals from year to year thereafter, subject to approval by the Trustees in accordance with the Investment Company Act.

  From the Fund's commencement of operations (January 6, 1999) through September 30, 1999, Huntington earned $105,628 in advisory fees, $63,377 of which was voluntarily waived. During the same period, the Sub-Adviser earned $42,251 in sub-advisory fees, none of which was waived. There is no assurance that any fee waivers will continue in the future.

THE NEW SUB-ADVISORY AGREEMENT

  As a result of the automatic termination of the current sub-advisory agreement described above, Huntington proposes to enter into a new sub-advisory agreement with the Sub-Adviser. The terms and conditions of the new sub-advisory agreement are substantially identical to those of the current sub-advisory agreement with respect to duties, fees, and standard of care.

  Under the new sub-advisory agreement, the Sub-Adviser will continue to select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the Investment Company Act and any rules thereunder, instructions from Huntington, the supervision and control of the Board of Trustees of the Trust, and the investment objectives, policies and restrictions of the Fund.

  Under the new sub-advisory agreement, the Sub-Adviser will receive from Huntington a fee at an annual rate of 0.20% of the average daily net assets of the Fund. This is the same fee that the Sub-Adviser receives from Huntington under the current sub-advisory agreement.

  If a new sub-advisory agreement is approved by shareholders of the Fund, it will become effective when the acquisition of CFS by Fort Washington is completed. The new sub-advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by the Board of Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The new sub-advisory agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, or, upon 120 days' written notice by Huntington or the Sub-Adviser. The new sub-advisory agreement automatically terminates in the event of its assignment.

  The form of the new sub-advisory agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new sub-advisory agreement is only a summary.

  In the event that the acquisition of CFS by Fort Washington is completed, but shareholders of the Fund do not approve the proposed new sub-advisory agreement, the current sub-advisory agreement will automatically terminate and the Board of Trustees will promptly take such actions as they consider are in the best interests of the shareholders. These actions could include (i) choosing not to appoint a sub-adviser for the Fund; (ii) appointing an interim sub-adviser to serve at cost until such time as a sub-advisory agreement is approved (and shareholders could be asked to reconsider the new sub-advisory agreement), or (iii) liquidating the Fund. If the acquisition is not completed for any reason, the Sub-Adviser will continue to serve as the sub-adviser of the Fund pursuant to the terms of the current sub-advisory agreement.

INFORMATION CONCERNING FORT WASHINGTON

  Fort Washington, located at 420 East Fourth Street, Cincinnati, Ohio 45202, is part of Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company, located at 400 Broadway, Cincinnati, Ohio 45202. Western-Southern Enterprise provides life insurance, annuities, mutual funds, business planning insurance, health insurance, asset management and other related financial services for millions of customers nationwide. Founded in 1888, The Western and Southern Life Insurance Company is a strong organization with solid values, a rich heritage and an exciting future and holds the highest ratings for claims paying ability awarded by three independent insurance rating agencies.

  As a full-service registered investment advisory firm, Fort Washington offers professional and comprehensive investment management services for foundations and endowments, corporate pension funds, insurance companies, mutual funds, colleges and universities, religious organizations and high net worth individuals. Fort Washington and its advisory subsidiaries have assets under management exceeding $16 billion.

INFORMATION CONCERNING THE SUB-ADVISER

  The Sub-Adviser is a wholly-owned subsidiary of CFS. Both the Sub-Adviser and CFS are located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. CFS is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., which is located at 4500 Park Granada, Calabasas, California 91302. Organized in 1974, the Sub-Adviser currently manages 16 proprietary mutual fund portfolios.

  The table below gives the name, address and principal occupation of each current director and principal executive officer of the Sub-Adviser. If the acquisition of CFS by Fort Washington is completed, different individuals may be elected to serve as directors and officers of the Sub-Adviser.


                      POSITION WITH
 NAME AND ADDRESS     SUB-ADVISER                  PRINCIPAL OCCUPATION
 ----------------     -------------                --------------------
 Angelo R. Mozilo     Chairman/Director            Chairman of Countrywide
 4500 Park Granada                                 Home Loan, Inc.
 Calabasas, CA 91302
 Robert H. Leshner    President/Chief Executive    President and CEO of CFS
 21st Floor           Officer/Director
 312 Walnut Street
 Cincinnati, OH 45202
                                                   Managing Director of
 Andrew S. Bielanski  Director                     Portfolio
 4500 Park Granada                                 Services of Countrywide
 Calabasas, CA 91302                               Home Loan, Inc.
 Thomas H. Boone      Director                     Managing Director of
 4500 Park Granada                                 Portfolio Services of
 Calabasas, CA 91302                               Countrywide Home Loan, Inc.
 Marshall M. Gates    Director                     Managing Director of
 4500 Park Granada                                 Developing Markets of
 Calabasas, CA 91302                               Countrywide Home Loan, Inc.
 William E. Hortz     Executive Vice-President and Executive Vice-President
 21st Floor           Director of Sales            and Director of Sales
 312 Walnut Street                                 of CFS
 Cincinnati, OH 45202
 Maryellen Peretzky   Senior Vice-President, Chief Senior Vice-President,
 21st Floor           Operating Officer and        Chief Administrative Officer
 312 Walnut Street    Secretary                    and Secretary of CFS
 Cincinnati, OH 45202
 Terrie A. Wiedenheft First Vice-President, Chief  First Vice-President, Chief
 21st Floor           Financial Officer and        Financial Officer and
 312 Walnut Street    Treasurer                    Treasurer of CFS
 Cincinnati, OH 45202

  In addition to serving as sub-adviser to the Fund, the Sub-Adviser serves as investment adviser to several other unaffiliated investment companies, including the Countrywide Florida Tax-Free Money Fund (the "Countrywide Fund"), a series of Countrywide Tax-Free Trust whose investment objective is similar to that of the Fund. As of September 1, 1999, the Countrywide Fund had net assets of $32,677,016. The Sub-Adviser receives, for its advisory services provided to the Countrywide Fund, an annual fee based on the average daily net assets of the fund of: 0.50% up to $100 million; 0.45% from $100 million to $200 million; 0.40% from $200 million to $300 million; and 0.375% over $300 million. During the 1999 fiscal year, the Sub-Adviser waived all or a portion of its advisory fees earned from the Countrywide Fund. There is no assurance that any fee waivers will continue in the future.

INFORMATION CONCERNING HUNTINGTON

  Huntington is a wholly-owned subsidiary of Huntington Bancshares, Inc.
("HBI"). With approximately $       billion in assets as of September 30,
1999, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services. Huntington, a recognized investment advisory and fiduciary services entity, provides investment advisory services for corporate, charitable, governmental, institutional,
personal trust and other assets. Huntington is responsible for $       billion
of assets as of September 30, 1999, and has investment discretion over
approximately $       billion of that amount. Huntington has served as
investment adviser to The Huntington Funds (formerly known as The Monitor Funds) since 1987, and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  Set forth below are the names and principal occupations of the directors and the principal executive officers of Huntington. The address for each of the persons named below is 41 South High Street, Columbus, Ohio 43215.

                         POSITION WITH
 NAME                    HUNTINGTON                PRINCIPAL OCCUPATION
 ----                    -------------             --------------------
 Friedrich K.M. Bohm     Director                  Chairman, NBBJ East Limited
                                                   Partnership
 Douglas G. Borror       Director                  President and Chief
                                                   Executive Officer, Dominion
                                                   Homes, Inc.
 Richard A. Cheap        Executive Vice President, Executive Vice President,
                         General Counsel,          General Counsel, Secretary
                         Secretary and Cashier     and Cashier, Huntington
 Maurice A. Cox, Jr.     Director                  Chief Executive Officer, The
                                                   Ohio Partners, LLC
 Peter H. Edwards        Director                  Chairman, Edwards Companies
 Douglas E. Fairbanks    Director                  Retired; formerly Vice
                                                   President, Ameritech
 Judith D. Fisher        Executive Vice President  Executive Vice President,
                                                   Huntington
 Ralph K. Frasier        Director                  Retired
 Peter E. Geier          Director                  President and Chief
                                                   Operating Officer,
                                                   Huntington
 Elaine H. Hairston      Director                  Retired; formerly
                                                   Chancellor, Ohio Board of
                                                   Regents
 Edgar W. Ingram III     Director                  President and Chief
                                                   Executive Officer, White
                                                   Castle Systems, Inc.
 Pete A. Klisares        Director                  President and Chief
                                                   Operating Officer,
                                                   Karrington, Inc.
                         Director                  Retired; formerly Secretary,
 William M. Osborne, Jr.                           Riley Gear Corp.

                         POSITION WITH
 NAME                    HUNTINGTON           PRINCIPAL OCCUPATION
 ----                    -------------        --------------------
                         Director             President and Chief Executive
 Robert W. Rahal                              Officer, Team Rahal, Inc.
 John B. Schultze        Director             Chairman, President and Chief
                                              Executive Officer,
                                              The Lamson & Sessions Co.
 Ronald J. Seiffert      Director             Vice Chairman, Huntington
 J. Richard Sisson       Director             Senior Vice President and
                                              Provost, The Ohio State
                                              University
 Rodney Wasserstrom      Director             President and Chief Executive
                                              Officer,
                                              The Wasserstrom Company
                         Director             Retired; formerly Chairman,
 William J. Williams                          Huntington
 William S. Williams     Director             Vice Chairman and Chief Executive
                                              Officer,
                                              The W.W. Williams Co., Inc.
 Frank Wobst             Director             Chairman, President and Chief
                                              Executive Officer, Bancshares
 Helen K. Wright         Director             Retired

  As noted above, Huntington is wholly-owned by HBI. No person owns, of record or beneficially, 10% or more of any outstanding voting securities of HBI.

INFORMATION CONCERNING THE DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

  In addition to Huntington's role as investment adviser to the Fund, Huntington serves as administrator to The Huntington Funds. SEI Fund Resources, located at One Freedom Valley Road, Oaks, Pennsylvania 19456, serves as sub-administrator. SEI Investment Distribution Co., an affiliate of SEI Fund Resources which is also located at One Freedom Valley Road, Oaks, Pennsylvania 19456, serves as the distributor of The Huntington Funds.

EVALUATION BY THE BOARD OF TRUSTEES

  On October 1, 1999, the Board of Trustees, including all of the Independent Trustees, by vote cast in person, unanimously approved the new sub-advisory agreement and directed that it be submitted to the shareholders of the Fund for their approval. Prior to such approval, the Independent Trustees consulted with their counsel, who did not represent Countrywide Credit Industries, Inc. or Fort Washington and/or their affiliates, to advise them with respect to their responsibilities under state and federal law in reaching a determination with respect to the new sub-advisory agreement and related matters. In addition, the Independent Trustees reviewed various materials provided on behalf of Fort Washington by The Western and Southern Life Insurance Company or its affiliates ("Western Southern") at the request of the Independent Trustees and other relevant information.

  Included among these materials were: (i) financial statements of Western Southern; (ii) information concerning the personnel and operations of Western Southern; (iii) biographical information concerning the directors and officers of Western Southern, and the investment management personnel of Western Southern; (iv) a form of proposed sub-advisory agreement and a comparison of such agreement to the one currently in effect for the Fund;(v) incentives being offered to assure that key personnel will be retained; (vi) information pertaining to the composition of the Fund's investment portfolios and any proposed changes in investment practices or techniques following consummation of the transaction; (vii) information pertaining to proposed sub-advisory fees;
(viii) data concerning historical performance of Western Southern's proprietary funds; (ix) a description of the brokerage allocation and soft dollar practices with respect to Western Southern's proprietary funds; and (x) information pertaining to Western Southern's Year 2000 readiness.

  In determining to recommend approval of the new sub-advisory agreement to shareholders, the Independent Trustees, separately, and the entire Board of Trustees considered the following factors, among others:

  1. Western Southern's commitment to the development and expansion of its investment advisory business;

  2. the sub-advisory fees and sub-advisory services to be performed under the new sub-advisory agreement are the same as those under the existing sub-advisory agreement, and the other terms of the agreement are identical in all material respects, except for the dates of its execution, effectiveness and termination;

  3. there are no changes contemplated in the objectives and policies of the Fund, and the proposed transaction will not materially affect the level or quality of advisory services currently provided to the Fund;

  4. the possibility that sales of shares of the Funds will be enhanced by Western Southern's reputation following consummation of the proposed transaction, and that such growth may result in economies of scale that will benefit the shareholders in the form of lower expense ratios;

  5. the fact that Western Southern has agreed that it will use its best efforts to satisfy the provisions of Section 15(f) of the Investment Company Act;

  6. the performance of the Fund as compared to similar mutual funds and other comparable indices; and

  7. the fact that the Sub-Adviser, and not the Fund, will bear the expenses of the transaction and any costs of preparing and mailing proxy materials to shareholders.

  As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new sub-advisory agreement would be in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the new sub-advisory agreement and voted to recommend it to shareholders for approval.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                    APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                                   THE PROXY

  The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked, will be voted according to the instructions on the proxy. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any matter to come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Trust, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

                             COST OF SOLICITATION

  The Trust, with assistance from the Sub-Adviser, will be responsible for soliciting proxies for the special meeting. Together, the Trust and the Sub-Adviser will be responsible for printing proxies, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation
services. The anticipated cost of such services is approximately $       , and
will be paid by the Sub-Adviser. The Sub-Adviser will also pay the printing, postage and any other costs of the solicitation.

  In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Sub-Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                  OUTSTANDING SHARES AND VOTING REQUIREMENTS

RECORD DATE


  The Board of Trustees has fixed the close of business on September 21, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 33,334,055.39 shares of beneficial interest, no par value, of the Fund outstanding, comprised of 9,418,990.34 Investment Shares and 23,915,065.05 Trust Shares. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

VOTING; QUORUM

  The vote of a majority of the outstanding shares of the Fund is required for approval of the new sub-advisory agreement (Proposal 1 above). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. In order to constitute a quorum for the purpose of voting on Proposal 1, there must be present in person or by proxy, more than 50% of the outstanding shares of the Fund.

  If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes"' are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be a vote against Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  On September 21, 1999, the following persons owned 5% or more of the outstanding shares of the Fund: [Insert charts with beneficial owner name, amount and nature of beneficial ownership and % of Fund.]

  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or any Fund) on the record date. In addition, as of the record date, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Trust or the Fund.

                             SHAREHOLDER PROPOSALS

  The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting.

                                OTHER BUSINESS

  The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares as to any other proxy holders intend to vote thereon in accordance with their best judgment.

  A COPY OF THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE HUNTINGTON FUNDS, 41 SOUTH HIGH STREET, COLUMBUS, OHIO 42387, OR BY CALLING 1-800-253-0412.

  PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

James R. Foggo, Secretary

October 15, 1999

                                                                      EXHIBIT A

                             THE HUNTINGTON FUNDS
                            SUB-ADVISORY AGREEMENT

                    HUNTINGTON FLORIDA TAX-FREE MONEY FUND

  THIS AGREEMENT is made between The Huntington National Bank, a national banking association (hereinafter referred to as "Adviser") and Countrywide Investments, Inc. a registered investment adviser located in Cincinnati, Ohio (hereinafter referred to as the "Sub-Adviser").

                                  WITNESSETH:

  That the parties hereto, intending to be legally bound hereby agree as follows:

1.Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to the Huntington Florida Tax-Free Money Fund (the "Fund"), a portfolio of The Huntington Funds ("Trust"), such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund which may be offered in one or more classes of shares.

2.For its services under this Agreement, Sub-Adviser shall receive from Adviser a monthly fee, as set forth in Exhibit A hereto.

3.This agreement shall be effective as of the date of the closing of the proposed acquisition of Countrywide Financial Services, Inc., the parent corporation of the Sub-Adviser, by Fort Washington Investment Advisors, Inc. This Agreement shall remain in effect for the Fund for two years from the date of its effectiveness and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

4.Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a) (42) of the Act) of the Fund upon sixty (60) days' written notice to the Adviser; or (b) by Sub-Adviser or Adviser upon 120 days' written notice to the other party to the Agreement.

5.This Agreement shall automatically terminate: (a) in the event of its assignment (as defined in the Investment Company Act of 1940); or (b) in the event of termination of the Investment Advisory Agreement between the Trust and the Adviser as to the Fund (the "Investment Advisory Agreement") for any reason whatsoever.

6.So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Investment Advisory Agreement or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

  Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or pursuant to the Investment Advisory Agreement, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

7.This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, as of this day of October, 1999.

ATTEST:

                                          The Huntington National Bank

----------------------------

                                          By: ___________________________
                                             Richard W. Stenberg, Sr. Vice
                                              President

----------------------------
                                          Countrywide Investments, Inc.

                                          By: ___________________________
                                             Robert H. Leshner

                                   EXHIBIT A

                             THE HUNTINGTON FUNDS
                    HUNTINGTON FLORIDA TAX-FREE MONEY FUND

                            SUB-ADVISORY AGREEMENT

  For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser at the end of each month a Sub-Advisory Fee equal to the annual rate of 0.20% of the average daily net assets ("Net Assets") of the Fund during such month.

  This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, as of this day of October, 1999.

ATTEST:

                                          The Huntington National Bank

----------------------------

                                          By: ___________________________
                                             Richard W. Stenberg, Sr. Vice
                                              President

----------------------------
                                          Countrywide Investments, Inc.

                                          By: ___________________________
                                             Robert H. Leshner

PROXY                                                                     PROXY

                    Huntington Florida Tax-Free Money Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
To be held October 27, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE HUNTINGTON
FUNDS

  The undersigned hereby appoints Mark Nagle and James R. Foggo, or either one of them, proxies with full power of substitution to vote as designated below all shares of common stock of the Huntington Florida Tax-Free Money Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of Huntington Florida Tax-Free Money Fund to be held on Wednesday, October 27, 1999, or at any adjournment or adjournments thereof, as follows:

1. On the proposal to approve a new sub-advisory agreement between The Huntington National Bank and Countrywide Investments, Inc., as more fully set forth in the Fund's Notice of Special Meeting of Shareholders and Proxy Statement dated October 15, 1999, receipt of which is hereby acknowledged:

                [  ]  FOR
                [  ]  AGAINST
                [  ]  ABSTAIN

2. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

  When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, this Proxy will be voted FOR Item 1 above. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

[INSERT SHAREHOLDER INFORMATION]

-------------------------------------
                                          -------------------------------------
      Signature of Shareholder                      Signature of Shareholder

Dated: _________________________,1999

Please sign this proxy exactly as your name(s) appears on this proxy card. If shares are registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.